Exhibit 10.2

FIRST AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENTS,

SECURITY AGREEMENT AND FINANCING STATEMENT

NORTH CAROLINA, BEAUFORT COUNTY

THIS FIRST AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT (this “Amendment”) is made and entered into as of July 12, 2006, by and among FOUNTAIN POWERBOATS, INC., a North Carolina corporation, whose address is 1653 Whichard’s Beach Road, Washington, North Carolina 27889, and whose organizational identification number is 0055124 (hereinafter called “Grantor”), EDMUND HAWES, a resident of North Carolina, whose address is 6805 Morrison Boulevard, Suite 100, Charlotte, North Carolina 28211 (hereinafter called “Trustee”), and REGIONS BANK, an Alabama chartered bank, whose address is 6805 Morrison Boulevard, Suite 100, Charlotte, North Carolina 28211 (hereinafter called “Beneficiary”).

RECITALS:

A. Grantor and Beneficiary are parties to a Loan Agreement, dated as of September 19, 2005, pursuant to which Beneficiary made available to Grantor a term loan in the principal amount of $16,500,000 as evidenced by a promissory note dated as of even date therewith, from Grantor and payable to Beneficiary. The obligations of Grantor under the Term Loan Agreement are secured by, among other things, a Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement dated as of September 19, 2005 (the “Deed of Trust”) from Grantor to Trustee, which Deed of Trust was recorded on September 19, 2005, in Book 1477, Page 854, in the office of the Beaufort County Register of Deeds. Except as otherwise provided herein, capitalized terms used herein without definition shall have the meanings given to them in the Deed of Trust.

B. Grantor has requested an additional non-revolving line of credit from Beneficiary in order to finance the construction of new boats to be used by Grantor. Pursuant to the Grantor’s request, Grantor and Beneficiary have entered into a Loan Agreement, dated as of even date herewith (as amended, modified, restated or supplemented from time to time, the “Non-Revolving Loan Agreement”), pursuant to which Beneficiary made available to Grantor a non-revolving line of credit in the principal amount of $5,000,000 as evidenced by a promissory note dated as of even date therewith, from Grantor and payable to Beneficiary.

C. Grantor and Beneficiary have agreed to amend the Deed of Trust pursuant to this Amendment to secure the payment and performance of obligations arising under the Non-Revolving Loan Agreement and the other Loan Documents (as defined in the Non-Revolving Loan Agreement). The Deed of Trust, as amended by this Amendment, and as hereafter amended, modified, restated, supplemented, extended or renewed from time to time, is hereinafter referred to as the “Deed of Trust.”

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto agrees as follows:

1. Amendments to Deed of Trust.

(a) The first paragraph of the Recitals beginning with the letter “A” in the Deed of Trust is restated in its entirety to read as follows:

A. Grantor is indebted to Beneficiary in the sum of up to Twenty-One Million Five Hundred Thousand and No/100 Dollars ($21,500,000.00), pursuant to (i) a Loan Agreement, dated as of September 19, 2005, (as amended, modified, restated or supplemented from time to time, the “Term Loan Agreement”), pursuant to which Beneficiary made available to Grantor a term loan in the principal amount of $16,500,000 (the “Term Loan”) as evidenced by a promissory note dated as of even date therewith, from Grantor and payable to Beneficiary (as the same may be amended, modified, replaced, restated, supplemented, extended, or renewed from time to time, the “Term Note”), and (ii) a Loan Agreement, dated as of July 12, 2006 (as amended, modified, restated or supplemented from time to time, the “Non-Revolving Loan Agreement” and, together with the Term Loan Agreement, the “Loan Agreement”), pursuant to which Beneficiary made available to Grantor a non-revolving line of credit in the principal amount of $5,000,000 (the “Non-Revolving Loan” and, together with the Term Loan, the “Loan”) as evidenced by a promissory note dated as of even date therewith, from Grantor and payable to Beneficiary (as the same may be amended, modified, replaced, restated, supplemented, extended, or renewed from time to time, the “Non-Revolving Note” and, together with the Term Note, the “Note”).

(b) All references to the “Loan,” the “Loan Agreement,” and the “Note” in the Deed of Trust shall be deemed to refer to the “Loan,” the “Loan Agreement,” and the “Note” as defined in this Amendment.

(c) The following paragraph is hereby added to the Deed of Trust immediately following paragraph #33:

34. Future Advances. This Deed of Trust is given to secure all present and future obligations of the Grantor to the Beneficiary. The period in which future obligations may be incurred and secured by this Deed of Trust is the period between the date hereof and 15 years from the date hereof. The amount of present obligations secured by this Deed of Trust is $16,500,000, and the maximum principal amount, including present and future obligations, which may be secured by this Deed of Trust at any one time is $21,500,000. Any

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additional amounts advanced by the Beneficiary pursuant to the provisions of this Deed of Trust shall be deemed necessary expenditures for the protection of the security. The Grantor need not sign any instrument or notation evidencing or stipulating that future advances are secured by this Deed of Trust.

2. Ratification. Except as expressly amended herein, the Deed of Trust is hereby ratified and confirmed by the parties and all the terms, provisions and conditions thereof shall be and remain in full force and effect, and this Amendment and all of its terms, provisions and conditions shall be deemed to be a part of the Deed of Trust

3. Governing Law. This Amendment is entered into under the laws of the State of North Carolina, and those laws shall govern the construction and enforcement hereof.

4. Entire Agreement; Modification. This Amendment embodies the entire agreement and understanding among the parties hereto relating to the subject matter hereof, and supersedes all prior agreements and understandings relating to such subject matter. This Amendment may not be amended orally, but only by an agreement in writing signed by each of the parties hereto.

5. Captions. The captions set forth at the beginning of the various paragraphs of this Amendment are for convenience only and shall not be used to interpret or construe the provisions of this Amendment.

6. Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

7. Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

8. Counterparts; Effectiveness. This Amendment may be executed in counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, Grantor, pursuant to duly adopted resolutions of the board of directors of Grantor, has caused this Amendment to be executed as of the day and year first above written.

GRANTOR:

FOUNTAIN POWERBOATS, INC., a North Carolina corporation

By:	/s/ Reginald M. Fountain, Jr.
Name:	Reginald M. Fountain, Jr.
Title:	President

STATE OF North Carolina

COUNTY OF Beaufort

I, Stanley M. Sams, a Notary Public of the County and State aforesaid, certify that Reginald M. Fountain, Jr. personally came before me this day and acknowledged that he is President of Fountain Powerboats, Inc., a North Carolina corporation (the “Company”), and that he, as President, being authorized to do so, executed the foregoing on behalf of the Company. And the said President acknowledged the said writing to be the act and deed of the Company.

Witness my hand and official stamp or seal, this the 12th day of July, 2006.

My Commission Expires:	/s/ Stanley M. Sams
Notary Public
August 14, 2010
Stanley M. Sams
[Notary Seal]	Notary’s printed or typed name

Signature Page

to First Amendment to Deed of Trust

TRUSTEE:

/s/ Edmund Hawes
Name:	EDMUND HAWES

STATE OF North Carolina

COUNTY OF Union

I, Lana Aumer, a Notary Public for the County and State aforesaid, certify that Edmund Hawes personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official stamp or seal, this the 11th day of July, 2006.

My Commission Expires:	/s/ Lana Aumer
Notary Public
August 21, 2009
Lana Aumer
[Notary Seal]	Notary’s printed or typed name

Signature Page

to First Amendment to Deed of Trust

BENEFICIARY:

REGIONS BANK

By:	/s/ Kemp Simmons
Name:	Kemp Simmons
Title:	Senior Vice President

STATE OF North Carolina

COUNTY OF Union

I, Lana Aumer, a Notary Public of the County and State aforesaid, certify that Kemp Simmons personally came before me this day and acknowledged that he is a Senior Vice President of Regions Bank, an Alabama chartered bank, and that he, as Senior Vice President, being authorized to do so, executed the foregoing on behalf of Regions Bank. And the said Senior Vice President acknowledged the said writing to be the act and deed of Regions Bank.

Witness my hand and official stamp or seal, this the 11th day of July, 2006.

My Commission Expires:	/s/ Lana Aumer
Notary Public
August 21, 2009
Lana Aumer
[Notary Seal]	Notary’s printed or typed name

Signature Page

to First Amendment to Deed of Trust